                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                     KAISER ALUMINUM & CHEMICAL CORPORATION

                               OFFER TO EXCHANGE
                                   ALL OF ITS

                         10 7/8% SENIOR NOTES DUE 2006

                                    FOR ITS
                     10 7/8% SERIES B SENIOR NOTES DUE 2006

           PURSUANT TO THE PROSPECTUS DATED                   , 1996

        ----------------------------------------------------------------

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
             ON           ,                , 199 , UNLESS EXTENDED.

        ----------------------------------------------------------------

To:                              EXCHANGE AGENT

                        FIRST TRUST NATIONAL ASSOCIATION

By Mail                                              By Hand/Overnight Express:
  First Trust National Association                   First Trust National Association
  180 E. 5th Street                                  180 E. 5th Street
  St. Paul, Minnesota 55101                          St. Paul, Minnesota 55101
  Attention: Phyllis Meath    Specialized Finance    Attention: Phyllis Meath     Specialized Finance

                            Facsimile Transmission:

                                 (612) 244-1537

                              To confirm receipt:

                                 (612) 244-1197

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges receipt of the Prospectus, dated
               , 1996 ("Exchange Offer"), of Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), relating to the offer of the Company, upon the terms and subject to the conditions set forth in the Exchange Offer and in this Letter of Transmittal and the instructions hereto (which together with the Exchange Offer and the instructions hereto constitute the "Offer"), to exchange its 10 7/8% Series B Senior Notes due 2006 ("New Notes") for any and all of its outstanding 10 7/8% Senior Notes due 2006 ("Old Notes"), at the rate of $1,000 principal amount of the New Notes for each $1,000 principal amount of the Old Notes. Capitalized terms used but not defined herein have the meanings given to them in the Exchange Offer.

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

     This Letter of Transmittal is to be used whether the Old Notes are to be physically delivered herewith, or whether guaranteed delivery procedures or book-entry delivery procedures are being used, pursuant to the procedures set forth under "The Exchange Offer" in the Exchange Offer. If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), this Letter of Transmittal need not be manually executed, provided, however, that tenders of Old Notes must be effected in accordance with the procedures mandated by DTC and the procedures set forth in the Exchange Offer under the caption "The Exchange Offer--Procedures for Tendering Old Notes--Book Entry Delivery." If a person or entity in whose name Old Notes are registered on the books of the Registrar (a "Registered Holder") desires to tender Old Notes and such Old Notes are not immediately available or time will not permit all documents required by the Offer to reach the Exchange Agent (or such Registered Holder is unable to complete the procedure for book-entry transfer on a timely basis) prior to the Expiration Date, a tender may be effected in accordance with the guaranteed delivery procedures set forth in the Exchange Offer under the caption "The Exchange Offer--Procedures for Exchanging Old Notes--Guaranteed Delivery Procedures." See Instruction 1.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of the Old Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said exchange agent also acts as the agent of the Company) with respect to such Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to take such further action as may be required in connection with the delivery, tender and exchange of the Old Notes.

     The undersigned acknowledges that this Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who purchased Old Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. See "Morgan Stanley & Co. Inc.," SEC No-Action Letter (available June 5, 1991); The Exchange Offer under the caption "The Exchange Offer -- Resales of the New Notes."

     THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED OLD NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

     The undersigned, if the undersigned is a beneficial holder, represents, or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from the beneficial owners of the Old Notes stating, (as defined in the Exchange Offer) that (i) the New Notes to be acquired in connection with the Exchange Offer by the Eligible Holder and each Beneficial Owner of the Old Notes are being acquired by the Eligible Holder (as defined in the Exchange Offer) and each Beneficial Owner in the ordinary course of business of the Eligible Holder and each Beneficial Owner, (ii) the Eligible Holder and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the New Notes, (iii) the Eligible Holder and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in no-action letters that are discussed in the Exchange Offer under the caption "The Exchange Offer -- Resales of the New Notes," (iv) that if the Eligible Holder is a broker-dealer that acquired Old Notes as a result of market making or other trading activities, it will deliver a prospectus in connection with any resale of New Notes acquired in the Exchange Offer, (v) the Eligible Holder and each Beneficial Owner understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by item 507 of Regulations S-K of the Securities Act and
(vi) neither the Eligible Holder nor any Beneficial Owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or any of the Guarantors except as otherwise disclosed to the Company in writing.

     In addition, if the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or as set forth in the Exchange Offer under the caption "The Exchange Offer -- Conditions of the Exchange Offer," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The term of any such purchases or offers could differ from the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Offer, has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby, and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be reasonably necessary or desirable to complete the sale, assignment and transfer the Old Notes tendered hereby.

     The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrations, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering Old Notes" in the Exchange Offer and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Offer.

     The undersigned understands that by tendering Old Notes pursuant to one of the procedures describe in the Exchange Offer and the instructions thereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Old Notes accrued up to the date of issuance of the New Notes.

     The undersigned recognizes that, under certain circumstances set forth in the Exchange Offer, the Company may not be required to accept for exchange any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned to the undersigned as the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

     Unless otherwise indicated herein under the box entitled "Special Exchange Instructions" below, please deliver New Notes in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send New Notes to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the "Special Exchange Instructions" to transfer any Old Notes from the name of the Registered Holder thereof if the Company does not accept for exchange any of the principal amount of such Old Notes so tendered.

     THE UNDERSIGNED BY COMPLETING THE BOX "DESCRIPTION OF OLD NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AND MADE CERTAIN REPRESENTATIONS DESCRIBED HEREIN AND IN THE EXCHANGE OFFER.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
             (SEE INSTRUCTIONS 1 AND 3 AND THE FOLLOWING PARAGRAPH)
       (IMPORTANT: ALSO COMPLETE SUBSTITUTE FORM W-9 ON THE REVERSE SIDE)
 ................................................................................
 ................................................................................
                            SIGNATURE(S) OF OWNER(S)
Dated: ................................................................., 199
If the holder(s) is/are tendering any Old Notes, this Letter of Transmittal must be signed by the Registered Holder(s) as the name(s) appear(s) on the Old Notes or on a security position listing or by person(s) authorized to become
Registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s) ........................................................................
 ................................................................................
                             (PLEASE TYPE OR PRINT)
Capacity: ......................................................................
Address: .......................................................................
 ................................................................................
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number .................................................
Tax Identification or
Social Security No(s).: ........................................................
   (SEE INSTRUCTION 12 AND COMPLETE SUBSTITUTE FORM W-9 ON THE REVERSE SIDE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)
Signature(s) Guaranteed by
  an Eligible Institution:

Authorized Signature: ..........................................................
Printed Name: ..................................................................
Title: .........................................................................
Name of Firm: ..................................................................
Address: .......................................................................
 ................................................................................
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number .................................................
Dated: ................................................................., 199

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES OR A NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed thereto. See Instruction 7. The minimum permitted tender is $1,000 principal amount of Old Notes; all other tenders must be in integral multiples of $1,000.

                            DESCRIPTION OF OLD NOTES

--------------------------------------------------------------------------------------------------------------------------------
                           (I)                                     (II)                   (III)                    (IV)
                                                                                        AGGREGATE
                                                                                        PRINCIPAL               PRINCIPAL
          NAME(S) AND ADDRESS(ES) OF HOLDER(S)                 CERTIFICATE                AMOUNT                  AMOUNT
               (PLEASE FILL IN, IF BLANK)                       NUMBER(S)              REPRESENTED               TENDERED
--------------------------------------------------------------------------------------------------------------------------------
                                                          ----------------------------------------------------------------------
                                                          ----------------------------------------------------------------------
                                                          ----------------------------------------------------------------------
                                                          ----------------------------------------------------------------------
TOTAL ..........................................................................................................................
--------------------------------------------------------------------------------------------------------------------------------

   * Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Offer, the undersigned will be deemed to have tendered the entire aggregate principal amount represented by the Old Notes indicated in the column labeled "Aggregate Principal Amount Represented." See Instruction 8.

[ ]  CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instructions 1 and 3):

     Name(s) of Registered Holder(s): ..........................................

     Date of Execution of Notice of Guaranteed Delivery: .......................

     Name of Eligible Institution that Guaranteed Delivery: ....................

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:  ....................................................................

     Address: ..................................................................

              ..................................................................

     If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, then tenders of Old Notes must be effected in accordance with the procedures mandated by DTC and the procedures set forth in the Exchange Offer under the caption "The Exchange
Offer -- Procedures for Tendering Old Notes--Book Entry Delivery."

                         SPECIAL EXCHANGE INSTRUCTIONS

                           (SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if Old Notes in a principal amount not exchanged and/or New Notes are to be registered in the name of or issued to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above.

Issue and mail: (check appropriate box(es)):

[ ]  New Notes to:                                       [ ]  Old Notes to:

Name(s) ........................................................................
                             (PLEASE TYPE OR PRINT)
 ................................................................................
                             (PLEASE TYPE OR PRINT)
Address ........................................................................
 ................................................................................
                                   (ZIP CODE)

 ................................................................................
               EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                       (COMPLETE THE SUBSTITUTE FORM W-9)

                         SPECIAL DELIVERY INSTRUCTIONS

                           (SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if Old Notes in a principal amount not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than that shown in the box entitled "Description of Old Notes" on this Letter of Transmittal above.

Mail and deliver: (check appropriate box(es)):

[ ]  New Notes to:                                       [ ]  Old Notes to:

Name(s) ........................................................................
                             (PLEASE TYPE OR PRINT)
 ................................................................................
                             (PLEASE TYPE OR PRINT)
Address ........................................................................
 ................................................................................
                                   (ZIP CODE)

 ................................................................................
               EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER

                   TO BE COMPLETED BY ALL EXCHANGING HOLDERS
                              (SEE INSTRUCTION 5)

                 PAYER'S NAME: FIRST TRUST NATIONAL ASSOCIATION

---------------------------------------------------------------------------------------------------------
           SUBSTITUTE             PART 1 -- PLEASE PROVIDE YOUR TIN IN       SOCIAL SECURITY NUMBER
                                  THE BOX AT RIGHT AND CERTIFY BY
            FORM W-9              SIGNING AND DATING BELOW.                            OR
                                                                         EMPLOYER IDENTIFICATION NUMBER
   DEPARTMENT OF THE TREASURY
    INTERNAL REVENUE SERVICE
  PAYER'S REQUEST FOR TAXPAYER
   IDENTIFICATION NUMBER (TIN)
---------------------------------------------------------------------------------------------------------

 PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS -- You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

---------------------------------------------------------------------------------------------------------
                                                                              PART 3 --
 SIGNATURE __________________________________      DATE ______________, 199   AWAITING TIN [ ]
---------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty days, 31% of all reportable payments made to me thereafter will be withheld until I provide a Taxpayer Identification Number.

SIGNATURE ________________________________  DATE ___________________ 199

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Delivery of this Letter of Transmittal and Old Notes: Guaranteed Delivery Procedures. To be effectively tendered pursuant to the Offer, the Old Notes, together with a properly completed Letter of Transmittal (or manually signed facsimile hereof) duly executed by the Registered Holder thereof, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal and tendered Old Notes must be received by the Exchange Agent at one of such addresses on or prior to the Expiration Date; provided, however, that book-entry transfers of Old Notes may be effected in accordance with the procedures set forth in the Exchange Offer under the caption "The Exchange Offer -- Procedures For Tendering Old Notes -- Book Entry Delivery." If the Beneficial Owner of any Old Notes is not the Registered Holder, then such person may validly tender such person's Old Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the Registered Holder. LETTERS OF TRANSMITTAL OF OLD NOTES SHOULD BE DELIVERED ONLY BY HAND OR BY COURIER, OR TRANSMITTED BY MAIL, AND ONLY TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR TO ANY OTHER PERSON.

     THE METHOD OF DELIVERY OF OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER, AND IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IF OLD NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     If a holder desires to tender Old Notes and such holder's Old Notes are not immediately available or time will not permit such holder to complete the procedures for book-entry transfer on a timely basis or time will not permit such holder's Letter of Transmittal and other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

          (a) such tender is made by or through an Eligible Institution (as defined below);

          (b) on or prior to the Expiration Date, the Exchange Agent has received a telegram, facsimile transmission or letter form such Eligible Institution setting forth the name and address of the holder of such Old Notes, the certificate number(s) of such Old Notes (except in the case of book-entry tenders) and the principal amount of Old Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal, or facsimile thereof, together with the Old Notes, and any other documents required by this Letter of Transmittal and Instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

          (c) this Letter of Transmittal, or a manually signed facsimile hereof, and Old Notes, in proper form for transfer (or a Book-Entry confirmation with respect to such Old Notes), and all other required documents are received by the Exchange Agent within three business days after the Expiration Date.

     2. Withdrawal of Tenders. Tendered Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must (i) be timely received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal before the Exchange Agent receives notice of acceptance from the Company, (ii) specify the name of the person who tendered the Old Notes, (iii) contain the description of the Old Notes to be withdrawn, the certificate number(s) of such Old Notes (except in the case of book-entry tenders) and the aggregate principal amount represented by such Old Notes or a Book-Entry Confirmation with respect to such Old Notes, and (iv) be signed by the holder of such Old Notes in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Old Notes have been tendered
(i) by a Registered Holder (which term for purposes of this document shall include any participant tendering by book-entry transfer) of Old Notes who has not completed either the box entitled "Special Exchange Instruction" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. If the Old Notes have been tendered pursuant to the procedure for book-entry tender set forth in the Exchange Offer under the caption "Exchanging Book Entry Old Notes," a notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written, telegraphic or facsimile transmission notice of withdrawal even if physical release is not yet effected. In addition, such notice must specify, in the case of Old Notes tendered by delivery of such Old Notes, the name of the Registered Holder (if different from that of the tendering holder) to be credited with the withdrawn Old Notes. Withdrawals may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, properly withdrawn Old Notes may be retendered by following one of the procedures described under "The Exchange Offer -- Procedures for Tendering Old Notes" in the Exchange Offer at any time on or prior to the applicable Expiration Date.

     3. Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the Registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Old Notes without any change whatsoever.

     If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any Old Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     When this Letter of Transmittal is signed by the Registered Holder or Holders specified herein and tendered hereby, no endorsements of such Old Notes or separate bond powers are required. If, however, New Notes are to be issued, or any untendered principal amount of Old Notes are to be reissued to a person other than the Registered Holder, then endorsements of any Old Notes transmitted hereby or separate bond powers are required.

     If this Letter of Transmittal is signed by a person other than the Registered Holder or Holders, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the Registered Holder or Holders appear(s) on the Old Notes.

     If this Letter of Transmittal or a Notice of Guaranteed Delivery or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Except as describe in this paragraph, signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution which is a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or otherwise be an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (each an "Eligible Institution"). Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, need not be guaranteed if the Old Notes tendered pursuant hereto are tendered (i) by a Registered Holder of Old Notes who has not completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

     Endorsement on Old Notes or signatures on bond forms required by this Instruction 3 must be guaranteed by an Eligible Institution.

     4. Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable box the name and address to which New Notes and/or substitute Old Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

     5. Taxpayer Identification Number and Backup Withholding. Federal income tax law of the United States requires that a holder of Old Notes whose Old Notes are accepted for exchange provide the Company with such holder's correct taxpayer identification number, which, in the case of a holder who is an individual, is the holder's social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the holder's correct taxpayer identification number, the exchanging holder of Old Notes may be subject to a penalty imposed by the Internal Revenue Service. In addition, interest on the New Notes acquired pursuant to the Offer may be subject to backup withholding in an amount equal to 31 percent of any interest payment. If withholding occurs and results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service by filing a return.

     To prevent backup withholding, each exchanging holder of Old Notes subject to backup withholding must provide his correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the exchanging holder of Old Notes is awaiting a taxpayer identification number) and that either (a) the exchanging holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the exchanging holder that he is no longer subject to backup withholding.

     Certain exchanging holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual and other exempt holders (e.g., corporations) should certify, in accordance with the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, to such exempt status on the Substitute Form W-9 provided in this Letter of transmittal. Nonresident aliens should submit Form W-8, available from the Exchange Agent upon request.

     6. Transfer Taxes. Holders tendering pursuant to the Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their exchange under the Offer unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal has been completed, or unless the securities to be received upon exchange are to be issued to any person other than the holder of the Old Notes tendered for exchange. The Company will pay all other charges or expenses in connection with the Offer. If holders tender Old Notes for exchange and the Offer is not consummated, such Old Notes will be returned to the holders at the Company expense.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

     7. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of the Old Notes being tendered and the security numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

     8. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If tenders are to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered in column (iv) of the "Description of Old Notes." In the case of partial tenders, the Old Notes in fully registered form for the remainder of the principal amount of the Old Notes will be sent to the persons(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate place on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Offer.

     Unless otherwise indicated in column (iv) in the box labeled "Description of Old Notes," and subject to the terms and conditions of the Offer, tenders made pursuant to this Letter of Transmittal will be deemed to have been made with respect to the entire aggregate principal amount represented by the Old Notes indicated in column (iii) of such box.

     9. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     10. Validity and Acceptance of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered and to reject any Old Notes the Company's acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within such period of time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes for exchange but shall not incur any liability for failure to give such notification. Tenders of the Old Notes will not be deemed to have been made until such irregularities have been cured or waived.

     11. Requests for Assistance or Additional Copies. First Trust National Association is the Exchange Agent. All tendered Old Notes, executed Letters of Transmittal and other related documents should be directed to the Exchange Agent at the addresses or facsimile number set forth on the first page of this Letter of Transmittal. Questions and requests for assistance and requests for additional copies of the Prospectus, the Letter of Transmittal and other related documents should be addressed to the Exchange Agent as follows:

                        First Trust National Association
                               180 E. 5th Street
                           St. Paul, Minnesota 55101
                            Attention: Phyllis Meath
                              Specialized Finance

                            Facsimile Transmission:
                                 (612) 244-1537
                              To confirm receipt:
                              Tel. (612) 244-1197

                     KAISER ALUMINUM & CHEMICAL CORPORATION

                               OFFER TO EXCHANGE

                             ALL OF ITS OUTSTANDING

                         10 7/8% SENIOR NOTES DUE 2006

                                    FOR ITS

              10 7/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2006

       -------------------------------------------------------------------

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
             NEW YORK CITY TIME, ON           ,             , 199 ,
                     UNLESS THE EXCHANGE OFFER IS EXTENDED.

       -------------------------------------------------------------------

To Our Clients:

     Enclosed for your consideration is a Prospectus dated           , 199
("Prospectus") and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer") relating to an offer by Kaiser Aluminum & Chemical Corporation, a Delaware corporation ("Company"), to exchange all its outstanding 10 7/8% Senior Notes due 2006 ("Old Notes") for its 10 7/8% Series B Senior Notes due 2006 upon the terms and subject to the conditions set forth in the Exchange Offer.

     WE ARE THE HOLDER OF RECORD OF OLD NOTES HELD BY US FOR YOUR ACCOUNT. A TENDER FOR EXCHANGE OF SUCH OLD NOTES CAN BE MADE ONLY BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER FOR EXCHANGE OLD NOTES HELD BY US FOR YOUR ACCOUNT.

     We request instructions as to whether you wish to have us tender for exchange on your behalf any or all of such Old Notes held by us for your account, pursuant to the terms and subject to the conditions set forth in the Exchange Offer.

     Your attention is directed to the following:

          1.  The Exchange Offer and withdrawal rights will expire at 5:00 P.M.,
     New York City time, on           ,             , 199 , unless the Exchange
     Offer is extended. Your instructions to us should be forwarded to us in ample time to permit us to submit a tender on your behalf.

          2. The Exchange Offer is made for all Old Notes outstanding, constituting $175,000,000 aggregate principal amount as of the date of the Prospectus.

          3. The minimum permitted tender is $1,000 principal amount of Old Notes, and all tenders must be in integral multiples of $1,000.

          4. The Offer is conditioned upon the satisfaction of certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions of the Exchange Offer." The Exchange Offer is not conditioned upon any minimum principal amount of Old Notes being tendered for exchange.

          5. Tendering Eligible Holders (as defined in the Prospectus) will not be obligated to pay brokerage fees or commissions or, except as set forth in Instruction 6 of the Letter of Transmittal, transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer.

          6. In all cases, exchange of Old Notes tendered and accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by First Trust National Association ("Exchange Agent") of (i) certificates representing such Old Notes or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company ("Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes," (ii) the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined in the Prospectus) in connection with a book-entry transfer, and (iii) any other documents required by the Letter of Transmittal. Accordingly, payment may be made to tendering Eligible Holders at different times if delivery of the Old Notes and other required documents occurs at different times.

     The Exchange Offer is being made solely by the Prospectus and the related Letter of Transmittal and is being made to all Eligible Holders of Old Notes. The Company is not aware of any state where the making of the Exchange Offer is prohibited by administrative or judicial action pursuant to any valid state statute. If the Company becomes aware of any valid state statute prohibiting the making of the Exchange Offer or the acceptance of Old Notes tendered for exchange pursuant thereto, the Company will make a good faith effort to comply with any such state statute or seek to have such statute declared inapplicable to the Exchange Offer. If, after such good faith effort, the Company cannot comply with such state statute the Exchange Offer will not be made to, nor will tenders be accepted from or on behalf of, the holders of Old Notes in such state. In any jurisdiction where the securities, blue sky or other laws require the Exchange Offer to be made by a licensed broker or dealer, the Exchange Offer shall be deemed to be made on behalf of the Company by one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

     If you wish to have us tender any or all of the Old Notes held by us for your account, please instruct us by completing, executing and returning to us the instruction form contained in this letter. If you authorize a tender for exchange of your Old Notes, the entire aggregate principal amount of such Old Notes will be tendered for exchange unless otherwise specified in such instruction form. YOUR INSTRUCTIONS SHOULD BE FORWARDED TO US IN AMPLE TIME TO PERMIT US TO SUBMIT A TENDER ON YOUR BEHALF PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

                        INSTRUCTIONS WITH RESPECT TO THE

                     KAISER ALUMINUM & CHEMICAL CORPORATION

                               OFFER TO EXCHANGE
                                   ALL OF ITS

                         10 7/8% SENIOR NOTES DUE 2006

                                    FOR ITS
                     10 7/8% SERIES B SENIOR NOTES DUE 2006

     The undersigned acknowledge(s) receipt of your letter enclosing the
Prospectus dated               , 199 , and the related Letter of Transmittal
(which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer") pursuant to an offer by Kaiser Aluminum & Chemical Corporation, a Delaware corporation, to exchange all of its outstanding 10 7/8% Senior Notes due 2006 ("Old Notes") for its 10 7/8% Series B Senior Notes due 2006.

     This will instruct you to tender the principal amount of Old Notes indicated below (or, if no number is indicated below, the entire aggregate principal amount) which are held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Exchange Offer.

-------------------------------------------------------------------------------

Aggregate Principal Amount of Old Notes to be Tendered:* $_____________________

Dated: ________________________, 199

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                   SIGN HERE

Signature(s): _________________________________________________________________

Please print name(s): _________________________________________________________

Address: ______________________________________________________________________

Area Code and Telephone Number: _______________________________________________

Tax Identification or Social Security Number: _________________________________

-------------------------------------------------------------------------------

---------------
* Unless otherwise indicated, it will be assumed that the entire principal amount of the Old Notes held by us for your account are to be tendered for exchange. The minimum permitted tender is $1,000 principal amount of Old Notes; all other tenders must be in integral multiples of $1,000.

                      KAISER ALUMINUM & CHEMICAL CORPORATION

                                OFFER TO EXCHANGE

                              ALL OF ITS OUTSTANDING

                          10 7/8% SENIOR NOTES DUE 2006

                                     FOR ITS

                      10 7/8% SERIES B SENIOR NOTES DUE 2006

       ------------------------------------------------------------------

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
           NEW YORK CITY TIME, ON           ,                , 199 ,
                     UNLESS THE EXCHANGE OFFER IS EXTENDED.

       ------------------------------------------------------------------

To Brokers, Dealers, Commercial Banks,
  Trust Companies and Other Nominees:

     Kaiser Aluminum & Chemical Corporation, a Delaware corporation ("Company"), is offering to exchange all of its outstanding 10 7/8% Senior Notes due 2006 ("Old Notes") for its 10 7/8% Series B Senior Notes due 2006 upon the terms and
subject to the conditions set forth in the Prospectus dated             , 199
("Prospectus") and in the related Letter of Transmittal (which, together with any amendment or supplements thereto, collectively constitute the "Exchange Offer") enclosed herewith.

     The Exchange Offer is conditioned upon satisfaction of certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions of the Exchange Offer." The Exchange Offer is not conditioned upon any minimum principal amount of Old Notes being tendered for exchange.

     Enclosed herewith for your information and forwarding to your clients for whose accounts you hold Old Notes registered in your name or in the name of your nominee are copies of the following documents:

          1.  The Prospectus dated                , 199 .

          2. The blue Letter of Transmittal to tender Old Notes for exchange (for your use and for the information of your clients). Facsimile copies of the Letter of Transmittal may be used to tender Old Notes for exchange.

          3. The gray Notice of Guaranteed Delivery (to be used to tender Old Notes for exchange if certificates for Old Notes are not immediately available or if such certificates for Old Notes and all other required documents cannot be delivered to First Trust National Association ("Exchange Agent") on or prior to the Expiration Date or if the procedures for book-entry transfer cannot be completed on a timely basis).

          4. A yellow printed form of letter which may be sent to your clients for whose accounts you hold Old Notes registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer.

          5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

          6.  A return envelope addressed to the Exchange Agent.

     YOUR PROMPT ACTION IS REQUESTED. WE URGE YOU TO CONTRACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. PLEASE NOTE THAT THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS
WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,                ,
199 , UNLESS THE EXCHANGE OFFER IS EXTENDED.

     In order for Old Notes to be validly tendered pursuant to the Exchange Offer, (i) a duly executed and properly completed Letter of Transmittal (or a facsimile thereof) together with any required signature guarantees, or an Agent's Message (as defined in the Prospectus) in connection with a book-entry delivery of Old Notes, and any other documents required by the Letter of Transmittal, must be received by the Depositary on or prior to the Expiration Date, and (ii) either certificates representing tendered Old Notes must be received by the Exchange Agent or such Old Notes must be tendered by book-entry transfer into the Exchange Agent account maintained at the Book-Entry Transfer Facility (as described in the Prospectus), and Book-Entry Confirmation must be received by the Exchange Agent, all in accordance with the instructions set forth in the Letter of Transmittal and the Prospectus

     If an Eligible Holder (as defined in the Prospectus) desires to tender Old Notes for exchange pursuant to the Exchange Offer and such Eligible Holder's Old Note certificates are not immediately available or such Eligible Holder cannot deliver the Old Note certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or such Eligible Holder cannot complete the procedure for delivery by book-entry transfer on a timely basis, such Old Notes may nevertheless be tendered for exchange by following the guaranteed delivery procedures specified in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes -- Guaranteed Delivery Procedures."

     The Company will not pay any fees or commissions to any broker or dealer or any other person for soliciting tenders of Old Notes pursuant to the Exchange Offer. The Company will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients. The Company will pay or cause to be paid any transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer, except as otherwise provided in Instruction 6 of the Letter of Transmittal.

     Any inquires you may have with respect to the Exchange Offer should be addressed to the Exchange Agent, at its address and telephone numbers set forth on the back cover of the Prospectus. Additional copies of the enclosed material may be obtained from the Exchange Agent.

                                Very truly yours,

                                Kaiser Aluminum & Chemical Corporation

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON THE AGENT OF THE COMPANY OR THE EXCHANGE AGENT, OR ANY AFFILIATE OF ANY OF THEM, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENT OR USE ANY DOCUMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE ENCLOSED DOCUMENTS AND THE STATEMENTS THEREIN.